Exhibit 10.71

MASTER CONVERSION AGREEMENT

This Master Conversion Agreement (“Agreement”) dated July 26, 2010, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), and Marathon Petroleum Company LLC, a Delaware limited liability company with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

The Parties agree:

1.           Defined Terms.  As used in this Agreement:

(a)           “Advertising Investment” means the amount reimbursed by MPC pursuant to Section 3(d) of this Agreement.

(b)           “Brand Investment” shall have the meaning specified in Section 3(g) of this Agreement.

(c)           “Contract Year” means each of the seven (7) periods of 365/366 days thereafter during the Term commencing on January 1.  The period from July 1, 2010 through December 31, 2010 is not a Contract Year, in whole or in part.

(d)           “Designated Terminals” means those light products terminals that are designated by MPC in its commercially reasonable discretion, which designation shall be made in writing on or before the thirtieth (30th) day following the full execution of this Agreement, and is subject to change on a calendar month basis from time to time, provided that any modification is made in writing on or before the 20th day of the calendar month immediately preceding the calendar month in which the change is to become effective and that any substituted or added terminal shall be located no more than a radius of 50 miles from the terminal it replaces or supplements, respectively.

(e)           “[***]” means Marathon branded [***] and, to the extent offered by Marathon, also Marathon [***].

(f)           “[***]” means [***] consisting of a blend of [***] and [***], within the tolerances permitted by law for a [***].

(g)           “GSA” means the certain Guaranteed Supply Agreement between MPC and PANTRY with a Term commencing September 1, 2010.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(h)           “Image Investment” means the amount reimbursed by MPC pursuant to Section 3(a) of this Agreement.

(i)           “Joint Image Plan” means the elements of branding of the main ID signage and canopy as depicted in Exhibit C attached to this Agreement.

(j)           “[***]” has the meaning specified in Section 3(f) of this Agreement.

(k)           “Minimum Combined Annual [***] Volume” means [***] of combined [***] (as defined in the GSA) and [***] (as defined in the GSA) purchased by PANTRY pursuant to the GSA and [***] purchased by PANTRY directly from MPC at the Designated Terminals, or as reduced in accordance with Section 13 or Section 14(B) of this Agreement.

(l)           “Minimum Monthly [***] Volume” means [***] of [***] purchased by PANTRY directly from MPC at the Designated Terminals.

(m)           “Minimum Combined Annual [***] Volume” means [***] of combined [***] (as defined in the GSA) purchased by PANTRY pursuant to the GSA and [***] purchased by PANTRY directly from MPC at the Designated Terminals, or as reduced in accordance with Section 13 or Section 14(A) of this Agreement.

(n)           “Minimum Monthly [***] Volume” means [***] of [***] purchased by PANTRY directly from [***].

(o)           “Opening Period” means the period from July 1, 2010 through December 31, 2010.

(p)           “Phase 1 Outlets” means the motor fuel locations identified on Exhibit A to this Agreement.

(q)           “Phase 2 Outlets” means the motor fuel detail outlets identified on Exhibit B of this Agreement.

(r)           “PMPA” means the Petroleum Marketing Practices Act, 5 U.S.C. §§ 2801 et seq.

(s)           “Product Supply Agreement” means the agreement in force between the Parties from time to time pursuant to which MPC supplies PANTRY with Marathon branded petroleum products for resale under the MARATHON® trademark and brand name.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(t)           “Retail Outlets” means the Phase 1 Outlets and the Phase 2 Outlets.  “Retail Outlet” means one of the Retail Outlets.

(u)           “Standard Payment Terms” means the payment terms predominantly used by MPC’s brand jobber class of trade.  In illustration, and not in limitation, of the foregoing, as of the date of this Agreement, the payment terms predominately used by MPC’s brand jobber class of trade are payment terms of [***].

(v)           “Term” means the period commencing on July 1, 2010, and ending on December 31, 2017.

(w)           “Termination Event” means:

(1)           the failure of PANTRY to purchase the Minimum Combined Annual [***] Volume and deliver the same to the Retail Outlets and the [***] stores listed on Exhibit A to the GSA in any Contract Year;

(2)           the failure of PANTRY to purchase the Minimum Combined Annual [***] Volume and deliver the same to the Retail Outlets and the [***] stores listed on Exhibit A to the GSA in any Contract Year;

(3)           the termination or non-renewal, within the meaning of the PMPA, of the Product Supply Agreement or the franchise relationship created or embodied by the Product Supply Agreement;

(4)           none of the Retail Outlets are being directly supplied by PANTRY as MARATHON® retail outlets;

(5)           the assignment by PANTRY of any of its rights or interests, in whole or in part, or the delegation by PANTRY of any of its duties, under this Agreement without the prior written consent of MPC; or

(6)           the occurrence of any material breach or nonperformance by PANTRY of any of its respective obligations under this Agreement that is not cured within thirty (30) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to PANTRY.

(x)           “Total Investment” means the Image Investment and Advertising Investment.

2.           Term. This Agreement is effective as to each Party upon execution by all Parties and will remain in effect until expiration of the Term, unless earlier terminated as provided for herein.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.           Image Investment; Advertising Investment; Brand Investment.

(a)           Advance of Image Investment.

(1)           In the manner, and upon and subject to Section 3(b) and 3(c) and all other terms and conditions of this Agreement, MPC agrees to reimburse PANTRY for costs of the materials and labor necessary to converting the Retail Outlets to the Marathon brand, in accordance with MPC’s image and identification standards for Marathon branded outlets (which as of the date of this Agreement is MPC’s “Image 2000” standards, the receipt of a copy of which PANTRY acknowledges), and for those Retail Outlets [***] on the first date of the Term of Agreement, also in accordance with [***].

(2)           MPC agrees to invest funds for the [***] associated with installation of the [***] as described in Section 3(b)(2), subject to MPC’s approval of the [***] for such [***]. [***] shall remain responsible for the cost of the materials for [***].

(3)           MPC will document all reimbursements made to PANTRY pursuant to Section 3(a)(1) and 3(a)(2), which shall serve as the basis upon which MPC and PANTRY will confirm in writing, on or before [***], the full and final amount of the Image Investment.

(4)           PANTRY will manage all such conversion work, including but not limited to installation of the Kangaroo sign, subject to MPC’s approval of the contractor(s) performing such work.

(b)           Use of Image Investment. The Parties intend that the Image Investment will provide for the reimbursement of costs of purchase and installation of the following:

(1)           for those Retail Outlets [***] on the first date of the Term of the Agreement, the materials for the Joint Image Plan and, as to the elements of the conversion to Marathon brand at each of the other Retail Outlets, the image plan may include, at MPC’s sole discretion, the purchase of canopy graphics, “Marathon channel letters”, canopy column cladding, dispenser skirts, dispenser cladding, Marathon logo as part of the main ID sign, and/or approved windshield service centers; and

(2)           labor for the installation of the elements identified in Section 3(a)(1), 3(a)(2) and 3(b)(1); provided that MPC and PANTRY mutually agree to local market based labor rates to determine the labor costs associated with such imaging.

(c)           Disbursement of Image Investment. MPC will have no obligation to reimburse PANTRY with the Image Investment funds pursuant to Section 3(a) unless and until MPC has received from PANTRY:

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(1)           documentation evidencing, to MPC’s sole satisfaction, PANTRY’s proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Agreement; and

(2)           valid, accurate third party invoices documenting the expenditure of funds for all work and materials described in Section 3(b); and

(3)           photographs documenting the completion of all required conversion work at each Retail Outlet.

MPC will pay valid, accurate invoices for incurred expenditures within thirty (30) days following MPC’s receipt of required documentation, invoices and photographs.

(d)           Advance of Advertising Investment. MPC agrees, subject to Section 3(e), to reimburse PANTRY for its costs of advertising and credit card solicitation campaigns incurred during [***], as mutually agreed by MPC and PANTRY, with respect to the Retail Outlets, in an amount up to [***].  MPC will document all reimbursements made to PANTRY for all advertising and credit card solicitation campaigns pursuant to this Section 3(d), which shall serve as the basis upon which MPC and PANTRY will confirm in writing, on or before [***], the full and final amount of the Advertising Investment.

(e)           Disbursement of Advertising Investment. MPC will have no obligation to reimburse PANTRY with the Advertising Investment funds pursuant to Section 3(d) unless and until MPC has received from PANTRY:

(1)           documentation evidencing, to MPC’s sole satisfaction, PANTRY’s proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Agreement; and

(2)           valid, accurate third party invoices documenting the expenditure of funds, allocated by PANTRY in a commercially reasonable manner, for advertising and credit card solicitation campaigns as described in Section 3(d).

MPC will pay valid, accurate invoices received from PANTRY within thirty (30) days following MPC’s receipt of required documentation and invoices.

(f)           Prepaid Card. MPC and PANTRY will develop a [***] Marathon prepaid cards (“[***]”).  MPC will coordinate with PANTRY [***] Marathon prepaid cards [***]. To the

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

extent PANTRY orders [***] prepaid cards [***], the cost of production [***] shall be borne by PANTRY.

(g)           Amortization of Brand Investment. As used in this Agreement, “Brand Investment” is [***] of the [***]; and [***]. Upon the expiration of [***] of the [***] with the [***], the Brand Investment will [***].

(h)           Repayment of Total Investment. MPC will inform PANTRY of the amount of the Total Investment [***]. Subject to the terms of this Agreement and the terms of the GSA, PANTRY shall be liable to repay the full amount of the Total Investment to MPC. The foregoing notwithstanding, if no Termination Event has occurred by the end of the Term, PANTRY’s obligation to repay the Brand Investment to MPC shall be fully discharged.

4.           [***].

(a)           [***].

(1)           [***]: Opening Period. MPC will [***] PANTRY [***] on each [***] by [***] directly from [***] at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in each [***] of the Opening Period in which this Agreement is in effect. PANTRY’s purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(a)(5) of this Agreement, [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) of this Agreement.

(2)           [***]: Contact Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY’s [***] purchases of (i) [***] directly from MPC at the Designated Terminals and (ii) [***] in the [***] in accordance with [***] on each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] of [***] so purchased and delivered in the [***]. PANTRY’s purchases of [***] will be invoiced in accordance with the [***].  Subject to Section 4(a)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) of this Agreement.

(3)           Calculation of [***].

(A)           Subject to Section 4(a)(4), the calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(1) and 4(a)(2) for [***] shall be as follows:

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***], where:

[***]

[***]	The [***] of the [***] (based on [***]) [***], in the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation of the foregoing, [***] may be applicable), [***], with a [***] may be applicable) [***].

(B)           Subject to Section 4(a)(4), the calculation [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(1) and 4(a)(2) of this Agreement shall be as follows:

[***], where:

[***]

[***]	The [***] of the [***] based on [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] may be applicable), [***], with a [***] may be applicable) [***].

(C)           Subject to Section 4(a)(4), the calculation [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(1) and 4(a)(2) of this Agreement shall be as follows:

[***], where:

[***]

[***]	The [***] of the [***] based on [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] may be applicable), [***], with a [***] may be applicable) [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(4)           Manner of Computation. For [***] set forth in this Section 4(a), all of the following conventions shall apply:

(A)           [***] will be used for reference prices in the above formulas for the period of September 16 through May 31, regardless of the gasoline “type” product purchased;

(B)           For the “[***]” portion of all formulas set forth in this Section 4(a), the [***] shall be calculated [***] the [***] as used [***] for calculation of its [***], and in the event [***] published by [***], [***] will notify [***] of the [***] on or before [***][***] of the [***] following [***], and the [***] of the [***] shall be based on [***];

(C)           for the “[***]” portion of all formulas set forth in this Section 4(a), the [***] shall be based [***] (in illustration and not in limitation of the foregoing, [***];

(D)           pricing data will be [***]; and

(E)           if the Parties agree that a [***] is [***] for a [***], but [***] such [***], for [***], then [***] to [***] and [***] will be adjusted to remove the commodity and supplier in question for that period of time.

(5)           [***]. Any term, condition or provision of Section 4(a)(1) or 4(a)(2) of this Agreement to the contrary notwithstanding, PANTRY agrees and acknowledges that:

(A)           [***] shall be [***] with respect to any [***] of [***] purchased by PANTRY at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in any [***] of a Contract Year in which [***] (i) [***], and (ii) [***] (as defined in the GSA) [***] under the GSA, in the calendar month is [***];

(B)           [***] shall be [***] with respect to any [***] of [***] purchased directly from the Designated Terminals and delivered to the Retail Outlets for resale at retail in any [***] of a Contract Year [***] of [***] so purchased and delivered; and

(C)           [***] shall be [***] with respect to [***] purchased directly [***] in a[***] in a [***].

(b)           [***].

(1)           Volume Eligible for [***]: Opening Period. [***] will pay [***] a [***] on each [***] of [***] purchased by PANTRY directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in each [***] of the Opening Period in

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

which this Agreement is in effect. PANTRY’s purchases of [***] will be invoiced in accordance with the Product Supply Agreement. Subject to Section 4(b)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) of this Agreement.

(2)           Volume Eligible for [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY’s [***] (i) [***] directly from MPC at the Designated Terminals [***] (ii) [***] and [***], [***] in the [***], [***] will pay [***] on each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] of [***] so purchased and delivered in the [***]. PANTRY’s purchases of [***] will be invoiced in accordance with [***]. Subject to Section 4(b)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) of this Agreement.

(3)           Calculation of [***]. The [***] of [***] for which a [***] pursuant to Section 4(b)(1) and 4(b)(2) for a [***] shall be as follows:

[***], where:

[***]

[***]	The [***] of the [***] (based on the [***], in the [***], of the [***] for which [***] is [***]

[***][***], with [***] of ([***]))

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] may be applicable) [***], with a [***] (or whatever [***] may be applicable).

(4)           Manner of Computation. For the [***] set forth in this Section 4(b), all of the following conventions shall apply:

(A)           for the “[***]” portion of the formula, [***] shall be [***] using [***] as used by [***] of its [***], and in the event [***] was [***] by [***], [***] will notify [***] of the [***] on or before the [***] of [***], and the [***] of the [***] shall be [***];

(B)           for the “[***]” portion of the [***], [***] shall be [***] (in illustration and not in limitation of the foregoing, [***] is the [***]);

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(C)           pricing data will be [***]; and

(D)           if [***] that a [***] is [***] a [***] for a [***], but [***], for a [***], then the [***] relevant to such [***] will be [***] to [***] the [***] and [***] in question for that period of time.

(5)           [***]. Any term, condition or provision of Section 4(b)(1) or 4(b)(2) above to the contrary notwithstanding,

(A)           [***] shall be [***] with respect to any [***] of [***] purchased by PANTRY at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in any [***] of a Contract Year in which [***] (i) [***] of [***] so purchased and delivered, and (ii) number of [***] of [***] and [***] purchased by PANTRY [***], in the calendar month [***];

(B)           [***] shall be [***] with respect to any [***] of [***] purchased directly from the [***] and delivered to the [***] for resale at retail in any [***] of a Contract Year [***] of [***] so purchased and delivered; and

(C)           [***] shall be [***] with respect to [***] of [***] not [***] from the [***] in the [***] or [***] to [***] other than the [***] in the [***].

(c)           [***]. Notwithstanding any other provision of this Agreement, in the event [***] is not [***] to [***] pursuant to Section 4 of this Agreement or Section 5 of the [***] in any [***] due to [***] to [***] the [***] of [***], the [***] of [***] and [***], for that [***], [***] will [***] a [***] for such [***] if it [***] the [***] or [***] for the Contract Year and the [***]. For any Contract Year including one or more [***] in which [***] to [***] the [***] for the [***] for [***], the [***] for the [***] for [***] and [***] shall [***],[***] than [***] following the end of the relevant Contract Year, whether [***] or [***], as applicable. If the [***] or the [***], as applicable to the [***], was [***] will [***] the [***] for the [***] in which the [***], based on [***] of [***] in the [***] and [***] in the [***], or [***], as applicable. The [***] shall be that [***] had the [***] been [***]. Notwithstanding any other provision of this Agreement, [***] shall [***] to [***], in the [***] by [***], any [***] on or before the [***] of the [***] of [***].

(d)           [***].

(1)           [***] due under this Section 4 shall [***] in the [***] of [***] by [***] to [***] on the [***] of the [***] the [***] in which the [***] were [***], subject to the [***] and [***] in this Section 4(d)(1). By the [***] following the [***] in which [***] were [***] will [***] the [***] for that [***] and [***] for the [***] review.  In the event [***] does [***] with

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The [***] shall provide [***] with its [***] not later than the [***] of the [***] for [***] of [***]. In the event [***] on the proper [***] of such [***] to [***] in [***] of the [***], if any, will be [***] until [***] can [***] on the [***].

(2)           Notwithstanding the provisions of Section 4(d)(1); if all of the Phase 1 Outlets and Phase 2 Outlets are not in compliance with MPC’s then-effective image and identification standards, which are as of the date of this Agreement MPC’s “Image 2000” standards, and also in [***] the Joint Image Pan, and the Parties’ mutually agreed image plans on or December 31, 2010, [***] and [***] otherwise [***] shall be [***] on [***], by [***] until [***], to [***], that all of the Phase 1 Outlets and Phase 2 Outlets [***], the [***], and as applicable, the Joint Image Plan.

(e)           New Product in Market.

(1)           As used in this Section 4(e), the following terms shall have the corresponding meanings:

(A)           “Compliant Additive” is an additive that is “a [***]” within the meaning of [***], that complies with applicable standard specifications published by ASTM International, and that, when blended with gasoline, produces a blend that complies with all applicable federal state and local laws and regulations.

(B)           “predominantly sold at [***]” means that [***] are [***] and [***] for [***] the [***] and the [***] comprises [***]; whereby [***] will [***] as to [***] in order to [***];

(C)           “Geographic Area” shall mean the geographic area associated with a particular OPIS City posting.

(D)           “Novel Product” is either (1) a [***]; or (2) a [***], which [***] (with respect to [***]) for [***] or the future [***].

(2)           In the event MPC elects to offer for sale, as a Marathon Brand product, either (1) a [***], excluding however, products meeting the ASTM D 5798 Standard Specification for Fuel Ethanol (Ed75-Ed85) for Automotive Spark-Ignition Engines (“E-85”); or (2) a gasoline [***] for such product(s) under the terms and conditions of this Agreement, per the formulas set forth [***] in the [***] would be [***] for [***].

(3)           In the event a Novel Product is predominantly sold at [***] in a Geographic Area, and [***] to [***], in a [***] will [***] for [***] or [***] under [***] in [***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In [***] the [***] set forth in [***] that [***] would be [***] the [***] for the [***] that [***] during such [***]:[***] a [***] for the [***] in the [***] and [***] demonstrates, to [***], that [***] has [***], or will be able to [***], the [***] and [***] to accommodate [***] in the [***].

5.           Payment Card Processing.

(a)           [***]. Commencing December 1, 2010 or as soon as practicable thereafter, and continuing through the remainder of the Term, [***] using the Marathon version of the [***], for any third party payment cards and the MPC card payment products, including but not limited to the Marathon proprietary and prepaid cards and the SuperFleet card.

(b)           In the Opening Period and in any [***] of any Contract Year in which [***] and the [***] in each calendar month of such [***] shall [***] on [***] during the [***] for [***] at the [***]. The [***] of [***] on [***] for such [***] in a [***] will be [***] by [***] (i) [***] during the [***] (ii) the [***], or that [***] which, when [***] from [***] during the [***]. In the event that [***] their [***] within a [***] during the Term, then [***] will [***], by [***] to the [***] between the [***] in the [***] and the [***] of the [***].[***], as used in this paragraph, shall be [***] involving the [***] in a [***] relative to the [***] in that [***].

(c)           [***].[***] under this Section 5 shall be [***] in the form of [***] by [***] to [***] on the [***] of the [***] following the [***] in which [***], subject to the [***] outlined in this Section 5(e). By the [***] of the [***] following the [***] in which [***] will send [***] the [***] for that [***], pursuant to this Section 5, for [***]. In the event [***] does [***] shall [***] with [***] not later than the [***] of the [***] for purposes of reconciliation. In the event [***] on the [***] of such [***] of the [***], if any, [***] until the [***].

6.           Volume Determination.

(a)           Terminal Pulls. For all purposes under this Agreement, the volume of [***] of [***] and [***] that have been purchased by PANTRY directly from MPC in a relevant time period shall be taken as the equivalent of the volume of [***] of [***] and [***] delivered to the [***] for resale at retail in the time period; except that any volumes of [***] and [***] delivered by PANTRY in the time period to a retail motor fuel outlet which is the subject of a separate Improvement Agreement, Marketers Agreement, Branding Agreement, Conversion Agreement, or any similar agreement, howsoever denominated, and whenever executed, by MPC and PANTRY shall not be deemed to be volumes of [***] or [***] delivered for resale at retail to the Retail Outlets in the time period.

(b)           Audit. MPC shall have the right to inspect the books and records of PANTRY to verify PANTRY’s deliveries to the Retail Outlets. PANTRY shall maintain its books and records

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In such manner as to allow MPC, upon inspection thereof, to verify the accuracy of PANTRY’s volumes delivered to each of the Retail Outlets.  Inspection of books and records shall be made only after reasonable notice to PANTRY.

7.           Branded Outlets.

(a)           PANTRY agrees that the Retail Outlets will be MARATHON® retail outlets directly supplied by PANTRY for the entire Term, and that PANTRY will cause the Phase 1 Outlets to comply, at no cost or expense to MPC other than Image Investment paid in accordance with Section 3 of this Agreement, with the image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement on [***] and will cause the Phase 2 Outlets to comply with such standards on [***], and ensure the Phase 1 Outlets and Phase 2 Outlets remain in compliance thereafter for the Term. For avoidance of doubt, the image standards in effect for Branded Outlets through the Product Supply Agreement on the date of this Agreement are the standards set forth in MPC’s “Image 2000” Manual, the receipt of a copy to which PANTRY acknowledges.  Notwithstanding the requirements of MPC’s “Image 2000” manual, [***] from the [***] to [***], and such [***] is [***] that are [***] as of the first date of the Term of this Agreement.  Notwithstanding the provisions of this Section 7(a), in the event, and to the extent, MPC revises its “Image 2000” Manual to [***] with [***], PANTRY shall not be required to change the canopy of any Retail Outlet having the [***], except by the Parties mutual consent [***].

(b)           As of the date of this Agreement, [***] of the Retail Outlets do not meet [***] set forth in the Product Supply Agreement and may be [***].  Within [***] days after the date of execution by this Agreement by both Parties, the Parties will meet and confer to discuss the status of such Retail Outlets at that time, relative to MPC’s terms for adding Branded Outlets. For any such Retail Outlet(s) [***], the Parties will mutually agree to the [***]. The Parties agree to enter into a written amendment reflecting [***] of such [***], as appropriate.

8.           Future Retail Outlets.

(a)           Exhibit B may be amended to add, subject to MPC’s approval and the terms for adding Branded Outlets set forth in the Product Supply Agreement, any retail outlet that is, during the Term, reimaged or converted by PANTRY to a MARATHON® retail outlet. Except to the extent otherwise agreed by the Parties, PANTRY shall pay any costs and expenses necessary to reimage or convert to a MARATHON® retail outlet, any retail outlet added to Exhibit B during the Term except that MPC shall provide and own at its sole cost and expense, at each such retail outlet, a MARATHON® logo sign. MPC and PANTRY agree that any retail outlet added to Exhibit B as a Retail Outlet for all purposes under this Agreement, from and after the effective date of the amendment executed by MPC and PANTRY so as to add the retail outlet to Exhibit B, and will comply with MPC’s then-current image and identification standards, and

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

For those retail outlet owned and operated by PANTRY as of the date it is converted to the Marathon® brand, also the Joint Image Plan, within [***] days following the effective date of the amendment executed by MPC and PANTRY so as to add the retail outlet to Exhibit B.

(b)           PANTRY [***] to the Marathon® brand, [***]. The Parties shall agree to a projected annual gasoline volume for such retail motor fuel outlet, and shall enter into a written amendment adding such retail motor fuel outlet(s) [***] to this Agreement, to the extent that the [***] with such retail motor fuel outlet(s) added [***] pursuant to this Section 8(b), and sites added to Exhibit A to the GSA, [***].

9.           Payment Terms. Subject to the terms and conditions of the Product Supply Agreement, including but not limited to, Section 3.3 of the Product Supply Agreement, PANTRY will be eligible for payment terms of [***].

10.           Payment Assurance. PANTRY agrees to provide a standby letter of credit issued in favor of MPC by a bank approved by MPC on such terms and conditions acceptable to MPC, and in an amount sufficient to secure payment of all Marathon branded products purchased by PANTRY and unpaid from time to time, including the amount of any payment for which MPC is awaiting confirmation, including without limitation any confirmation period for electronic funds transfer initiated by MPC.  In the event PANTRY does not provide a letter of credit as required under this Section, MPC may, at its sole discretion, invoke its remedies under Section 3.3I of the Product Supply Agreement, including but not limited to, discontinuing further sales or shipments of Marathon branded products until such letter of credit is provided or, in the case of draws or expiration, until such letter of credit is restored.

11.           Public Announcements. Each Party will first give the other party notice and the opportunity to review and comment upon any public disclosure, statement or press release (whether or not required by law, regulation or stock exchange rule) about this Agreement and/or the relationship between the Parties prior to its disclosure to any third party, and the Parties shall agree as to the content and timing of any such disclosure, statement or press release prior to its release, subject to deadlines imposed by applicable law for public reporting. Notice shall be provided at a time sufficient to allow a reasonable opportunity for review and discussion in advance of such statutory or regulatory deadline. This provision shall survive the termination or expiration of this Agreement for a period of one (1) year.

12.           [***].

(a)           For any retail motor fuel outlets operated by PANTRY and for which the fuel supply agreement is [***] to [***] to [***] or [***]. PANTRY shall provide to MPC the information regarding such [***] sufficient for MPC s review and analysis of [***], including

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

But not limited to, [***], on or before the earlier of (a) the [***]; or (b) [***]. [***] shall have [***] with respect [***]. PANTRY shall have the right to accept or reject any offer made by MPC, or to make a counteroffer, in response to any offer made by MPC in accordance with this Section 12(a).

(b)           In the event [***] in accordance with [***] of whether [***] has [***] to the [***] or to [***] with [***] shall provide [***] with [***] to [***], and [***] a [***] of [***] in which to [***], and [***] to [***] for the [***] to the [***] and [***] or for [***], recognizing, however, that [***].

13.           Product Ratability. If MPC implements a plan, formula, or method to equitably reduce demand for Products as provided by the Product Supply Agreement, the Minimum Combined Annual [***] Volume or the Minimum Combined Annual [***] Volume, or both, and the rebate eligibility volume for [***], for [***], or both, will be reduced accordingly.

14.           Accommodation of Material Loss of PANTRY Sales Volume.

(A)           PANTRY may request, in writing, a [***] of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] and [***] necessary to [***] pursuant to Section 4 of this Agreement and [***] pursuant to the [***], provided PANTRY demonstrates a loss of sales volume of [***] at the Retail Outlets and [***] at the outlets listed on Exhibit A to the [***] and that [***] is the [***]  (as defined in [***]), [***] or [***], and not [***].  [***] of the Minimum Combined Annual [***] and the monthly minimum [***] as described in this paragraph shall be made in increments of [***] per calendar month of [***] per calendar month, and for every [***] per calendar month of [***], the [***], as calculated in accordance with Section 4(a)(3) of this Agreement, shall be [***], up to [***]. The reduction in Minimum Combined Annual [***] Volume and the monthly minimum [***] shall be applicable for the [***] with the calendar month in which PANTRY provides proof of such loss of sales volume. Upon PANTRY’s providing proof of such loss of sales volume, the reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] necessary to [***] documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

(B)           PANTRY may request, in writing, a reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of (i) [***] and (ii) [***] necessary to [***] pursuant to Section 4 of this Agreement and [***] pursuant to the [***], provided PANTRY demonstrates a loss of sales volume of [***] at the Retail Outlets and [***] at the outlets listed on Exhibit A to the [***] and that [***] is the [***] (as defined in [***]),[***], or [***], and not [***]. Reduction of the Minimum Combined Annual [***] Volume and the monthly minimum [***] and [***] as described in this paragraph shall be made [***] per calendar month of [***] and [***] per calendar month, and for every reduction of [***] per calendar month of [***] and

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***], the [***], as calculated in accordance with Section 4(b)(3) of this Agreement, shall be [***]. The reduction in Minimum Combined Annual [***] Volume and the monthly minimum [***] and [***] shall be applicable for the [***] with the calendar month in which PANTRY provides proof of such loss of sales volume. Upon PANTRY’s providing proof of such loss of sales volume, the reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] necessary [***] will be documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

15.           Default and Termination. Upon the occurrence of any Termination Event, MPC shall have the right, at its sole option, to:

(a)           immediately terminate this Agreement without advance notice of termination, written or otherwise, from MPC; and

(b)           receive from PANTRY, without prior demand, an amount equal to the unamortized balance of the Investment at the time the Termination Event occurs.

16.           Miscellaneous.

(a)           Payment. Unless a different time frame for payment is otherwise set forth in this Agreement, payment of any amount due pursuant to this Agreement shall be made to MPC [***].

(b)           Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party.

I           Survivability. Those provisions in this Agreement which by their terms should survive the termination or expiration of this Agreement, including without limitation, Section 11, shall survive the termination or expiration of this Agreement.

(d)           Governing Law. Except for its conflicts of law provisions, in all other respects, Ohio law governs all matters pertaining to the validity, construction, and effect of this Agreement.

(e)           Remedies. Remedies stated herein for breach or default hereunder, except as may be specifically provided, are cumulative and not exclusive. Nothing herein shall prevent any Party from obtaining or pursuing, where appropriate, other or additional remedies to which such Party may be entitled by law or in equity, except neither Party shall be entitled to consequential, incidental or punitive damages for breach of this Agreement, with the Parties acknowledgement that MPC is entitled to the remedies set forth in Section 15 of this Agreement.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(f)           Waiver. The waiver of any right upon a breach of any provision of this Agreement shall not be construed or deemed to be a continuing waiver with respect to said breach or any subsequent breach of any kind.

(g)           Notices. Any notice or the like required or permitted herein shall be sent to the appropriate party at said party s address first shown above. Notice shall be deemed given when received.

(h)           Severability. If any provision or term of this Agreement is determined by a court with appropriate jurisdiction to be in conflict with any applicable state or federal law or otherwise so determined to be illegal, unenforceable or invalid, the validity of the remaining terms and provisions shall not otherwise be affected thereby and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the term or provision held to be invalid.

(i)           Headings. The descriptive headings in the Agreement are inserted for convenience only and do not control or affect the meaning, construction, or interpretation of or constitute a part of this Agreement.

(j)           Integration. This Agreement, including the attached Exhibits, contains the entire agreement between the Parties relating to its subject matter and supersedes and cancels all prior agreements and there are no antecedent or contemporaneous oral or written promises or agreements modifying, qualifying, or augmenting its terms or any other oral or written representations inducing its execution.

(j)           Counterparts. This Agreement may be executed in three (3) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The signature pages to this Agreement may be exchanged by facsimile.

Executed on the day and year first written above.

THE PANTRY, INC.                                                                  MARATHON PETROLEUM COMPANY LLC
(“PANTRY”)                                                                             (“MPC”)

By/s/ Terrance Marks                                                By /s/ G. R. Heminger
Its President and Chief Executive Officer                              Its President

STATE OF NC        )
                                                        ) SS.
COUNTY OF   Wake     )

On this 21st day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came Terrance Marks, who, being first duly sworn, did say that he is the President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Master Conversion Agreement on behalf of and with the authority of said corporation with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

  /s/ Traca N. Williamson
Notary Public

My Commission expires:

9/25/2013
(SEAL)

STATE OF Ohio         )
               ) SS.
COUNTY OF  Hancock      )

On this 26th day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came G. R. Heminger, being the President of Marathon Petroleum Company LLC, a Delaware limited liability company, who did say, under oath, that he executed this Master Conversion Agreement on behalf of and with the authority of said limited liability company, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

  /s/ Teresa J. Werling
Notary Public

My Commission expires:

5-5-14
(SEAL)

EXHIBIT A
TO MASTER CONVERSION AGREEMENT
Dated                                                      , 2010 by and between
The Pantry, Inc. and Marathon Petroleum Company LLC

Phase 1 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B
TO MASTER CONVERSION AGREEMENT
Dated                                                      , 2010 by and between
The Pantry, Inc. and Marathon Petroleum Company LLC

Phase 2 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT C
TO MASTER CONVERSION AGREEMENT
Dated           , 2010 by and between
The Pantry, Inc. and Marathon Petroleum Company LLC

Joint Image Plan

Main ID sign

The foregoing examples depict multiple configurations of a main ID sign acceptable at the Retail Outlets. The Pantry or Kangaroo® may be displayed in the [***] of a main ID sign provided that the Marathon® logo has at least equal representation on such main ID sign, including but not limited to, size of the logo.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Canopy

KANGAROO
Front

MARATHON
Left Side

MARATHON
Right Side

Back

The red areas in the canopy fascia that is part of the Joint Image Plan shall be [***]. The blue areas in the canopy fascia that is part of the Joint Image Plan shall be [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.